Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

TRDE	STKd 100% COIN & 100% NVDA ETF
NUTY	STKd 100% NVDA & 100% MSTR ETF
APED	STKd 100% MSTR & 100% COIN ETF
BETS	STKd 100% COIN & 100% HOOD ETF
LAYS	STKd 100% NVDA & 100% AMD ETF
NUTS	STKd 100% TSLA & 100% MSTR ETF
MUSK	STKd 100% TSLA & 100% NVDA ETF
SPCY	STKd 100% SMCI & 100% NVDA ETF
ZIPP	STKd 100% UBER & 100% TSLA ETF
BOOK	STKd 100% META & 100% AMZN ETF

listed on The Nasdaq Stock Market, LLC.

December 1, 2025

Supplement to the Prospectus

and Statement of Additional Information (“SAI”),

each dated February 24, 2025,

and where applicable a Fund’s Summary Prospectus

This supplement supersedes the supplement filed November 17, 2025, which provided notification of a change in each Fund’s principal investment strategies and name. Per the November 17, 2025 supplement, these changes were intended to take effect on or about December 3, 2025. These changes have been delayed until on or about December 19, 2025. Refer to the disclosure below for a summary of these changes.

The purpose of this supplement is to provide notice of a change in each Fund’s principal investment strategies.

On or about December 19, 2025, each Fund’s principal investment strategies will be revised to reflect an increase in the target exposure to each of its underlying securities (as reflected in a Fund’s name) from approximately 100% of the Fund’s net assets to approximately 150% of the Fund’s net assets. As a result, following this change, $1 invested in a Fund is expected to provide approximately $1.50 of exposure to one underlying security and approximately $1.50 of exposure to the other underlying security.

Each Fund utilizes leverage to achieve its exposures and the use of leverage creates the potential for greater loss. The changes to each Fund’s principal investment strategies will involve greater leverage than currently used, and therefore greater risk. In addition, each Fund’s new targets are daily targets, which means that each Fund’s returns over extended periods result from the daily returns being compounded over time, and as a result, a Fund’s returns may deviate significantly from 1.5 times the cumulative performance of each underlying security over the same period.

Also effective on or about December 19, 2025, each Fund’s name will change as follows to better reflect its revised principal investment strategies:

Current Name	New Name
STKd 100% COIN & 100% NVDA ETF	STKd 150% COIN & 150% NVDA ETF
STKd 100% NVDA & 100% MSTR ETF	STKd 150% NVDA & 150% MSTR ETF
STKd 100% MSTR & 100% COIN ETF	STKd 150% MSTR & 150% COIN ETF
STKd 100% COIN & 100% HOOD ETF	STKd 150% COIN & 150% HOOD ETF
STKd 100% NVDA & 100% AMD ETF	STKd 150% NVDA & 150% AMD ETF
STKd 100% TSLA & 100% MSTR ETF	STKd 150% TSLA & 150% MSTR ETF
STKd 100% TSLA & 100% NVDA ETF	STKd 150% TSLA & 150% NVDA ETF
STKd 100% SMCI & 100% NVDA ETF	STKd 150% SMCI & 150% NVDA ETF
STKd 100% UBER & 100% TSLA ETF	STKd 150% UBER & 150% TSLA ETF
STKd 100% META & 100% AMZN ETF	STKd 150% META & 150% AMZN ETF

Please retain this Supplement for future reference.